INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated March 12, 2026 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of July 29, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Paycom Payroll, LLC, a Delaware limited liability company (the “Borrower”), Paycom Software, Inc., a Delaware corporation (“Holdings”), the Guarantors from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S E T H

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Revolving Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Commitment and/or to participate in such a tranche;

WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the aggregate Revolving Commitments pursuant to such Section 2.22; and

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, each undersigned Increasing Lender now desires to increase the amount of its Revolving Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Each undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Revolving Commitment increased by the amount indicated next to such Increasing Lender’s name on Schedule A appended hereto. Immediately after giving effect to such increase, the total Revolving Commitment of each Lender is set forth next to such Lender’s name on such Schedule B.

2. The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

4. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

5. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMorgan Chase Bank, N.A.,
as an Increasing Lender

By: /s/ Christine Lathrop
Name: Christine Lathrop
Title: Executive Director

BMO Bank N.A.,
as an Increasing Lender

By: /s/ James Kutter
Name: James Kutter
Title: Director

[Increasing Lender Supplement]

PNC Bank, National Association,
as an Increasing Lender

By: /s/ Brendan Saldana
Name: Braden Saldana
Title: Vice President

[Increasing Lender Supplement]

U.S. Bank National Association,
as an Increasing Lender

By: /s/ Kokima Shimada
Name: Kokimi Shimada
Title: Vice President

[Increasing Lender Supplement]

WELLS FARGO BANK, National association,
as an Increasing Lender

By: /s/ James Travagline
Name: James Travagline
Title: Managing Director

[Increasing Lender Supplement]

BANK OF AMERICA, N.A.,
as an Increasing Lender

By: /s/ Scott Blackman
Name: Scott Blackman
Title: SVP

[Increasing Lender Supplement]

TRUIST bank,
as an Increasing Lender

By: /s/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

[Increasing Lender Supplement]

Accepted and agreed to as of the date first written above:

PAYCOM PAYROLL, LLC

By: /s/ Robert D. Foster
Name: Robert D. Foster
Title: Chief Financial Officer and Treasurer

[Increasing Lender Supplement]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By: /s/ Christine Lathrop
Name: Christine Lathrop
Title: Executive Director

[Increasing Lender Supplement]